                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to 14a-11(c) or Rule 14a-12

                          Reliance Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     (5) Total fee paid:

         -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

         -----------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

         -----------------------------------------------------------------------

     (3) Filing party:

         -----------------------------------------------------------------------

     (4) Date filed:

         -----------------------------------------------------------------------

                            RELIANCE BANCSHARES, INC.

                             3140 SOUTH 27TH STREET
                           MILWAUKEE, WISCONSIN 53215
                                 (414) 671-2222






                                                              September 25, 1998





Dear Shareholder:

                  You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Reliance Bancshares, Inc. (the "Company"), the holding company for Reliance Savings Bank (the "Bank"), which will be held on Monday, October 26, 1998, at 2:00 p.m., Milwaukee time, at the Clarion Hotel & Conference Center, 5311 South Howell Avenue, Milwaukee, Wisconsin.

                  The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be conducted at the Annual Meeting. We also have enclosed a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998. Directors and officers of the Company, as well as representatives of Schenck & Associates, S.C., the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our shareholders may have.

                  The vote of every shareholder is important to us. Please sign and return the enclosed appointment of proxy form promptly in the postage-paid envelope provided, regardless of whether you are able to attend the Annual Meeting in person. If you attend the Annual Meeting, you may vote in person even if you have already mailed your Proxy.

                  On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your continued support.

                                          Sincerely yours,


                                          /s/ Allan T. Bach
                                          Allan T. Bach
                                          President and Chief Executive Officer

                            RELIANCE BANCSHARES, INC.

                             3140 SOUTH 27TH STREET
                           MILWAUKEE, WISCONSIN 53215
                                 (414) 671-2222

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 26, 1998
--------------------------------------------------------------------------------




TO THE HOLDERS OF COMMON STOCK OF RELIANCE BANCSHARES, INC.:

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Reliance Bancshares, Inc. (the "Company") will be held on Monday, October 26, 1998, at 2:00 p.m., Milwaukee time, at the Clarion Hotel & Conference Center, 5311 South Howell Avenue, Milwaukee, Wisconsin.

                  The Annual Meeting is for the purpose of considering and voting upon the following matters, all of which are set forth more completely in the accompanying Proxy Statement:

                  1. the election of two directors for three-year terms;

                  2. the ratification of the appointment of Schenck &
                     Associates, S.C. as independent auditors of the Company for the fiscal year ending June 30, 1999; and

                  3. such other matters as may properly come before the Annual
                     Meeting or any adjournments or postponements thereof.
                     The Board of Directors is not aware of any other such business.

                  The Board of Directors has established September 9, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof.


                                        BY ORDER OF THE BOARD OF DIRECTORS,


                                        /s/ Carol A. Barnharst
Milwaukee, Wisconsin                    Carol A. Barnharst
September 25, 1998                      Vice President, Chief Financial Officer,
                                        Secretary and Treasurer




YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY FORM
PROMPTLY IN THE ENVELOPE PROVIDED.

                            RELIANCE BANCSHARES, INC.

                             3140 SOUTH 27TH STREET
                           MILWAUKEE, WISCONSIN 53215
                                 (414) 671-2222


--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------



                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 26, 1998


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------


                  This Proxy Statement is being furnished to holders of common stock, $1.00 par value per share (the "Common Stock"), of Reliance Bancshares, Inc. (the "Company") in connection with the solicitation on behalf of the Board of Directors of the Company of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Monday, October 26, 1998, at 2:00 p.m., Milwaukee time, at the Clarion Hotel & Conference Center, 5311 South Howell Avenue, Milwaukee, Wisconsin, and at any adjournments or postponements thereof.

                  The Company's 1998 Annual Report on Form 10-KSB, including the consolidated financial statements of the Company for the fiscal year ended June 30, 1998, accompanies this Proxy Statement and appointment form of proxy (the "Proxy"), which are first being mailed to shareholders on or about September 25, 1998.

                  Only shareholders of record as of the close of business on September 9, 1998 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 2,395,564 shares of Common Stock outstanding, and the Company had no other class of securities outstanding.

                  The presence, in person or by Proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. As to the proposal to elect two directors for a term expiring in the year 2001, the Proxy being provided by the Board of Directors enables a shareholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or both nominees proposed by the Board. Article VI of the Company's Articles of Incorporation provides that there will be no cumulative voting by shareholders for the election of the Company's directors.

                  Under the Wisconsin Business Corporation Law, directors are elected by a plurality of the votes cast in person or by Proxy with a quorum present. "Plurality" means that the two individuals with the largest number of votes will be elected as directors. The affirmative vote of a majority of the total votes cast in person or by Proxy is necessary to ratify the appointment of Schenck & Associates, S.C. as independent auditors for the fiscal year ending June 30, 1999. Abstentions are included in the determination of shares present and voting for purposes of whether a quorum exists, while broker non-votes are not. Neither abstentions nor broker non-votes are counted in determining whether a matter has been approved. A "broker non-vote" will occur with respect to a given proposal when a broker holding shares in street name (i.e., as nominee for the beneficial owner) returns an executed Proxy (or voting directions) indicating that the broker does not have discretionary authority to vote on a proposal.

                  As provided in the Company's Articles of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "10% Limit") are not entitled to any vote in respect of the shares held in excess of the 10% Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as such persons acting in concert with, such person or entity. The Company's Articles of Incorporation authorize the Board to make all determinations necessary to implement and apply the 10% Limit, including determining whatever persons or entities are acting in concert. The provisions of the Company's Articles of Incorporation relating to the 10% Limit do not apply to an acquisition of more than 10% of the shares of Common Stock if such acquisition has been approved by a majority of disinterested directors; provided such approval shall be effective only if obtained at a meeting where a quorum of disinterested directors is present.

                  Shareholders are requested to vote by completing the enclosed Proxy and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their votes in the spaces provided on the Proxy. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE GIVEN, SIGNED PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE RATIFICATION OF THE APPOINTMENT OF SCHENCK & ASSOCIATES, S.C. AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1999. Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

                  Any shareholder giving a Proxy has the power to revoke it any time before it is exercised by: (i) filing with the Secretary of the Company written notice thereof (Attention: Carol A. Barnharst, Secretary, Reliance Bancshares, Inc., 3140 South 27th Street, Milwaukee, Wisconsin 53215); (ii) submitting a duly executed Proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person and then doing so. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournments or postponements thereof and will not be used for any other meeting.

                  The cost of solicitation of proxies by mail on behalf of the Board of Directors will be borne by the Company. Proxies also may be solicited by personal interview or by telephone, in addition to the use of the mails by directors, officers and regular employees of the Company and Reliance Savings Bank, the Company's wholly-owned subsidiary (the "Bank"), without additional compensation therefor. The Company also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares of Common Stock held of record by the beneficial owners of such shares. The Company will reimburse such holders for their reasonable out-of-pocket expenses.

                  Proxies solicited hereby will be returned to the Board of Directors and will be tabulated by inspectors of election designated by the Board of Directors who will not be employed by, or a director of, the Company or any of its affiliates.


--------------------------------------------------------------------------------
                                 PENDING MERGER
--------------------------------------------------------------------------------


                  On June 30, 1998, the Company signed a definitive Agreement and Plan of Reorganization that provides for the acquisition of the Company and thus the Bank by St. Francis Capital Corporation ("St. Francis"). Under the terms of the definitive agreement, St. Francis will acquire all of the outstanding shares of the Company through a merger transaction pursuant to which the Company's shareholders will elect to receive either cash or shares of St. Francis's common stock in exchange for their shares (the "Merger"). Consummation of the transaction is subject to regulatory approval, approval of the Company's shareholders and the satisfaction of certain other conditions.

--------------------------------------------------------------------------------
                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------


                  Shareholders of record as of the close of business on September 9, 1998 are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 2,395,564 shares of Common Stock issued and outstanding.

                  The following table sets forth the beneficial ownership of shares of Common Stock as of the Voting Record Date by (i) each director of the Company; (ii) the executive officer of the Company appearing in the Summary Compensation Table below; and (iii) all directors and executive officers as a group. Members of the Board of Directors of the Company also serve as directors of the Bank. The Company does not know of any person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock.



                                                        NUMBER OF SHARES BENEFICIALLY
                        NAME                                      OWNED(1)                     PERCENT OF CLASS
                        ----                                      --------                     ----------------
Directors:
Allan T. Bach(2)(3)(4)..............................               94,314                           3.89%
Carol A. Barnharst(2)(3)(4).........................               88,945                           3.67%
O. William Held(2)..................................               53,690                           2.22%
John T. Lynch (2)...................................               57,821                           2.39%
Marjorie A. Spicuzza(2)(5)..........................               57,821                           2.39%
All directors and executive officers
  as a group (5 persons)............................              352,591                          14.56%


------------------------------------


(1) Unless otherwise indicated, includes shares of Common Stock held directly by the individuals as well as by members of such individuals' immediate family who share the same household, shares held in trust and other indirect forms of ownership over which shares the individuals exercise sole or shared voting power and/or investment power. Fractional shares of Common Stock held by certain executive officers under the Reliance Savings Bank Employee Stock Ownership Plan (the "ESOP") have been rounded to the nearest whole share.

(2) Includes shares of Common Stock which the named individuals and certain executive officers have the right to acquire within 60 days of the Voting Record Date pursuant to the exercise of stock options: Mr. Bach
         - 26,571 shares; Ms. Barnharst - 26,571 shares; Mr. Held - 26,571 shares; Mr. Lynch - 26,571 shares; and Ms. Spicuzza - 26,571 shares. Does not include options to purchase shares of Common Stock that do not vest within 60 days of the Voting Record Date that have been awarded to executive officers and directors under the Reliance Bancshares, Inc. 1997 Stock Option Plan (the "Stock Option Plan").

(3) Includes 32,786 and 21,866 shares of Common Stock awarded to Mr. Bach and Ms. Barnharst, respectively, that have vested under the Reliance Savings Bank Recognition and Retention Plan (the "Retention Plan"). Does not include shares of Common Stock awarded to Mr. Bach and Ms. Barnharst, respectively, under the Retention Plan that do not vest within 60 days of the Voting Record Date.

(4) Includes shares of Common Stock allocated to certain executive officers under the ESOP, for which such individuals possess shared voting power, of which approximately 9,957 shares and 9,258 shares have been allocated to the accounts of Mr. Bach and Ms. Barnharst, respectively.

(5) Of the 57,821 shares indicated as beneficially owned by Ms. Spicuzza, 10,000 are owned by her sister who has sole voting and investment power over such shares, and as to which Ms. Spicuzza disclaims beneficial ownership.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


                  Directors of the Company are divided into three classes as equal in number as possible. The Company currently has five directors. At each annual meeting of shareholders, one class of directors, or approximately one-third of the total number of directors, are elected for a term of three years. The Board of Directors has nominated for reelection as directors at the Annual Meeting Allan T. Bach and O. William Held, each for a term of three years. There are no family relationships among the directors and/or executive officers of the Company. The persons being nominated as directors are not being proposed for election pursuant to any agreement or understanding between those persons and the Company.

                  Unless otherwise directed, each Proxy executed and returned by a shareholder will be voted FOR the election of the nominees for director listed below. If the nominees should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

                  The following table presents information concerning the nominees for director and continuing directors, including tenure as a director of the Bank. All of the directors have served as a director of the Company since the Company's formation in November 1995.



                                                      POSITION WITH THE COMPANY AND                 DIRECTOR
                                                     PRINCIPAL OCCUPATION DURING THE              OF THE BANK
               NAME                     AGE                  PAST FIVE YEARS                         SINCE
               ----                     ---                  ---------------                         -----

                              NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2001

          Allan T. Bach                  65       Chairman of the Board of Directors of               1991
                                                  the Company and President, Chief
                                                  Executive Officer and Director
                                                  of the Company and the Bank.

         O. William Held                 69       Chairman of the Board of Directors of               1988
                                                  the Bank and Director of the Company
                                                  and Bank; Prior to his retirement in
                                                  1991, Mr. Held served as the
                                                  President and Chief Executive
                                                  Officer of the Bank from 1985
                                                  to 1991.

                                   INFORMATION WITH RESPECT TO CONTINUING DIRECTORS

                                         DIRECTORS WHOSE TERMS EXPIRE IN 1999

        Carol A. Barnharst               55       Vice President, Chief Financial Officer,            1993
                                                  Secretary, Treasurer and Director of the
                                                  Company; Vice President, Chief
                                                  Financial Officer and Director of the
                                                  Bank; Ms. Barnharst has served as Vice
                                                  President of the Bank since 1981 and
                                                  as Chief Financial Officer of the Bank
                                                  since 1994.

       Marjorie A. Spicuzza              74       Director of the Company and the Bank;               1980
                                                  Prior to her retirement in 1985, Ms.
                                                  Spicuzza served as the President and
                                                  Chief Executive Officer of the
                                                  Bank from 1980 to 1985.


                                                      POSITION WITH THE COMPANY AND                 DIRECTOR
                                                     PRINCIPAL OCCUPATION DURING THE              OF THE BANK
               NAME                     AGE                  PAST FIVE YEARS                         SINCE
               ----                     ---                  ---------------                         -----

                                         DIRECTOR WHOSE TERM EXPIRES IN 2000
          John T. Lynch                  65       Director of the Company and the Bank;               1988
                                                  From 1984 to 1995, partner in
                                                  the law firm of Duggan Lynch &
                                                  Fons in Milwaukee, Wisconsin;
                                                  currently a solo practitioner.



                  THE TWO INDIVIDUALS RECEIVING THE HIGHEST NUMBER OF VOTES CAST WILL BE ELECTED AS DIRECTORS OF THE COMPANY. UNLESS OTHERWISE SPECIFIED, THE SHARES OF COMMON STOCK REPRESENTED BY THE PROXIES SOLICITED HEREBY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE NOMINEES FOR DIRECTOR. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MESSRS. BACH AND HELD.


--------------------------------------------------------------------------------
              MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES
--------------------------------------------------------------------------------


                  Regular meetings of the Board of Directors of the Company generally are held on a monthly basis. During the fiscal year ended June 30, 1998, the Board of Directors of the Company held 20 regular and special meetings. No director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held and the total number of committee meetings on which such director served during the fiscal year ended June 30, 1998.

                  The Board of Directors of the Company has a standing Audit Committee and Compensation Committee. The Audit Committee consists of Messrs. O. William Held, John T. Lynch and Ms. Marjorie A. Spicuzza. The Audit Committee reviews the scope and timing of the audit of the Company's financial statements by the Company's independent public accountants and will review with the independent public accountants the Company's management policies and procedures with respect to auditing and accounting controls. The Audit Committee also will review and evaluate the independence of the Company's accountants, and recommend to the Board the engagement, continuation or discharge of the Company's accountants. In addition, the Audit Committee will direct the activities of the Bank's internal audit. The Company's Audit Committee met once during the fiscal year ended June 30, 1998.

                  The Board of Directors of the Bank has established a Compensation Committee consisting of Messrs. O. William Held, John T. Lynch and Ms. Marjorie A. Spicuzza who are neither officers nor employees of the Company or the Bank ("Outside Directors"). The Compensation Committee of the Bank met once during the fiscal year ended June 30, 1998. During the fiscal year ended June 30, 1998, all executive officer compensation was paid by the Bank and the compensation policies were determined by the Compensation Committee of the Bank.

                  The entire Board of Directors of the Company acted as a Nominating Committee for the selection of the nominees for director to stand for election at the Annual Meeting. The Board, acting as the Nominating Committee, met in August, 1998 to consider and recommend the nominee for director to stand for election at the Annual Meeting. The Company's By-laws allow for shareholder nominations of the directors and require such nominations be made pursuant to timely notice in writing to the Secretary of the Company. See "Shareholder Proposals for the 1999 Annual Meeting."

--------------------------------------------------------------------------------
                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------


EXECUTIVE COMPENSATION

                  During the fiscal year ended June 30, 1998, the Company did not pay separate compensation to its officers. Separate compensation will not be paid to officers of the Company until such time as the officers of the Company devote significant time to separate management of Company affairs, which is not expected to occur if and until the Company becomes actively involved in additional significant business beyond the Bank.

                  The following table summarizes the total compensation paid by the Bank to its Chief Executive Officer during the Bank's fiscal years ended June 30, 1996, 1997 and 1998. The Bank's next highest paid executive officers' compensation (salary and bonus) did not exceed $100,000 for either of the Bank's fiscal years ended June 30, 1997 and 1998.



                                              SUMMARY COMPENSATION TABLE

                                                   ANNUAL
                                               COMPENSATION(1)                         LONG-TERM COMPENSATION
                                               ---------------                         ----------------------

                                                           OTHER           RESTRICTED       SECURITIES
        NAME AND                                          ANNUAL              STOCK         UNDERLYING         ALL OTHER
   PRINCIPAL POSITION        YEAR        SALARY       COMPENSATION(2)        AWARDS        OPTIONS(3)       COMPENSATION(4)
   ------------------        ----        ------       ---------------       --------       -----------      ---------------
Allan T. Bach............    1998       $115,156         $15,000           $  94,877(5)        5,000(6)        $24,840
President and Chief          1997        104,018          15,000             384,096(7)       39,857            50,764
Executive Officer of         1996        102,156          15,000                     -            --             6,539
the Company and the
Bank


------------------

(1) Perquisites provided to Mr. Bach by the Bank did not exceed the lesser of $50,000 or 10% of Mr. Bach's total annual salary and bonus during the fiscal years ended June 30, 1996, 1997 and 1998, and accordingly, are not included.

(2)      Directors fees.

(3) The amount shown in this column represents the total number of shares of Common Stock subject to options granted (both vested and unvested) under the Stock Option Plan during the fiscal year ended June 30, 1998.

(4) The amount shown in this column for the fiscal year ended June 30, 1996 represents the Bank's contribution on behalf of the named executive officer under the ESOP. The amount for the fiscal years ended June 30, 1997 and 1998 represents the allocation to the named executive officer's ESOP account as a result of a special distribution of $3.00 per share paid by the Company to its shareholders in November 1996.

(5) On April 8, 1998, Mr. Bach was awarded 10,257 shares of Common Stock under the Retention Plan, subject to completion of the Merger. Therefore, if the Merger is not completed, Mr. Bach will forfeit the 10,257 shares. The $94,877 is calculated by multiplying the fair market value of the Common Stock on the date of grant ($9.25) by 10,257.

(6) On April 8, 1998, Mr. Bach was awarded 5,000 options to purchase shares of Common Stock under the Stock Option Plan, subject to completion of the Merger. Therefore, if the Merger is not completed, Mr. Bach will forfeit the 5,000 options.

(7) The amount shown represents the value of vested and unvested shares of Common Stock awarded under the Retention Plan during the fiscal year ended June 30, 1997, calculated by multiplying the value of the Common Stock on the date of grant ($7.81) by the number of shares of Common Stock awarded (49,180 shares). The number and vesting schedule for the shares awarded to Mr. Bach are as follows: (i) 16,393 - (5/15/97); (ii) 16,393 - (5/15/98); and (iii) 16,394 - (5/15/99). Recipients of awards under the Retention Plan are entitled to payment of any dividends on unvested shares.

EMPLOYMENT AGREEMENTS

                  In connection with the conversion of the Bank from a state-chartered mutual savings bank to a state-chartered stock savings bank which was consummated on April 18, 1996 (the "Conversion"), the Company and the Bank entered into a three-year employment agreement with Mr. Allan T. Bach. Effective May 8, 1998, Mr. Bach's employment agreement was amended to (i) extend the term of the agreement until April 17, 2001, subject to annual renewal for a one-year period with the approval of the Board of Directors of the Company and the Bank and (ii) clarify certain provisions of the agreement. The employment agreement is intended to ensure that the Company and the Bank maintain stable and competent management.

                  Under the employment agreement, which became effective upon consummation of the Conversion, the base salary for Mr. Bach is $115,156. The base salary may be increased by the Company's and the Bank's Board of Directors, but may not be reduced except as part of a general pro rata reduction in compensation for all executive officers. In addition to the base salary, the agreement provides for payments from other Company and Bank bonus and other incentive compensation plans, and provides for other benefits, including participation in any group health, life, disability or similar insurance program and in any pension, profit-sharing, employee stock ownership plan, deferred compensation, 401(k) or other retirement plans maintained by the Company and the Bank. The agreement also provides for participation in any stock-based incentive programs made available to executive officers of the Company and the Bank. The agreement terminates upon Mr. Bach's death, disability or retirement. Mr. Bach's employment may be terminated by the Company or the Bank for "cause" at any time and the agreement terminates under certain circumstances specified by federal banking law. If the Company or the Bank terminate the agreement other than for Mr. Bach's death, disability, retirement or for cause or if Mr. Bach terminates the agreement due to a failure by the Company or the Bank to comply with any material provision of the agreement, Mr. Bach is entitled to severance pay in the amount of two years' base salary (based on the highest latest compensation in effect within the three years preceding the date of termination plus one-twelfth of the bonus and incentive compensation paid to or vested in him for his most recently completed calendar year of employment) together with other compensation and benefits in which he was vested at the termination date. The agreement also provides that Mr. Bach may voluntarily terminate his employment, in which case he shall receive all compensation earned through his termination date.

                  The agreement provides for severance payments if Mr. Bach's employment terminates within twenty-four months following a change in control. Under the agreement, a "Change in Control" generally is defined to include any change in control required to be reported under the federal securities laws as well as: (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities; or (ii) a change in a majority of the directors of the Company during any consecutive two-year period without the approval of at least two-thirds of the persons who were directors at the beginning of such period. In the event of a Change in Control, Mr. Bach may terminate employment for "good reason," which includes: (i) a material change in his duties, responsibilities or titles; (ii) a reduction in base salary; (iii) a geographic change in principal office location; or (iv) a reduction in incentives or other benefits available to him. In the event of termination for "good reason" or if the Company, the Bank or any successor company terminates Mr. Bach's employment other than for cause, Mr. Bach will receive severance pay for the longer of the unexpired term of the agreement or 36 months, based upon his highest base salary within the three years preceding termination plus bonus and incentive compensation based on his most recently completed calendar year of employment. In addition, Mr. Bach is entitled to all qualified retirement and other benefits in which he was vested, and additional retirement benefits under all qualified plans to which he would have been entitled had he continued employment through the then-remaining employment term. If the severance payments following a Change in Control would constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), and the present value of such "parachute payments" equals or exceeds three times Mr. Bach's average annualized includable income for the five calendar years preceding the year in which a Change in Control occurred, the severance payments shall be reduced to an amount equal to the present value of
2.99 multiplied by the
average annual compensation paid to Mr. Bach during the five calendar years immediately preceding such Change in Control.

STOCK OPTIONS

                  The following table sets forth certain information concerning the grant of stock options to Mr. Bach under the Stock Option Plan during the fiscal year ended June 30, 1998.



                                           OPTION GRANTS IN LAST FISCAL YEAR
                                                   INDIVIDUAL GRANTS
------------------------------------------------------------------------------------------------------------------------
                                          NUMBER OF
                                          SECURITIES       % OF TOTAL OPTIONS
                                          UNDERLYING           GRANTED TO               PER SHARE
                                           OPTIONS            EMPLOYEES IN            EXERCISE PRICE       EXPIRATION
                NAME                      GRANTED(1)           FISCAL YEAR                ($/SH)              DATE
                ----                      -------              -----------                ------              ----
Allan T. Bach........................      5,000                  21.5%                   $9.25              4/8/08


--------------------------------------------


(1) On April 8, 1998, Mr. Bach was granted 5,000 options to purchase Common Stock of the Company, subject to completion of the Merger. If the Merger is not completed, Mr. Bach will forfeit these 5,000 options. If the Merger is completed, these 5,000 options will become immediately exercisable on the date the Merger is completed.

                  The following table sets forth certain information concerning the exercise by Mr. Bach of stock options granted under the Stock Option Plan during the fiscal year ended June 30, 1998 and the number and value of his unexercised stock options at June 30, 1998.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES




                                                                                                VALUE OF
                               NUMBER OF SECURITIES UNDERLYING                                 UNEXERCISED
                                         UNEXERCISED                                          IN-THE-MONEY
                                           OPTIONS                                               OPTIONS
                                     AT FISCAL YEAR-END                                   AT FISCAL YEAR-END(1)
                        ---------------------------------------------       -------------------------------------------------
NAME                      EXERCISABLE               UNEXERCISABLE               EXERCISABLE                UNEXERCISABLE
----                      -----------               -------------               -----------                -------------
Allan T. Bach               26,571                     18,286                     $16,607                      $3,304

--------------------------------------------


(1) The value of Unexercised In-the-Money Options is based upon the difference between the fair market value of the Common Stock underlying the options at June 30, 1998 ($8.25) and the exercise price of the options ($7.625 with respect to the exercisable options, $7.625 with respect to 13,286 unexercisable options and $9.25 with respect to the remaining 5,000 unexercisable options).


--------------------------------------------------------------------------------
                             DIRECTOR'S COMPENSATION
--------------------------------------------------------------------------------


DIRECTORS' FEES AND OTHER COMPENSATION

                  The Board of Directors of the Company meets monthly and did not receive directors' fees for meetings attended during the fiscal year ended June 30, 1998. For the fiscal year ended June 30, 1998, each member of the Board of Directors of the Bank received a $1,250 fee per Board meeting attended. The Chairman of the Board, Mr. O. William Held, received an additional $200 for each Board meeting attended. In addition, directors who are not also employees of the Bank received $2,000 for attending eight special meetings of the Board of Directors.

                  For certain non-employee directors who formerly were employees of the Bank, the Bank pays the cost of their health insurance as follows: (i) Mr. Held - 100% of the cost for single coverage ($2,628); and (ii) Ms. Spicuzza
- 100% of the cost of her Medicare supplement ($3,138). Upon their termination of service on the Board of Directors in the case of Mr. Lynch and as an employee in the case of Ms. Barnharst, the Bank will pay the cost of their health insurance.

                  On April 8, 1998, each director of the Company was granted 5,000 options to purchase Common Stock of the Company at an exercise price of $9.25 per share, which was the fair market value of the Common Stock on the date of grant. The grant of the 5,000 options, however, is subject to completion of the Merger. If the Merger is completed, these options will become immediately exercisable on the date the Merger is completed. If the Merger is not completed, the directors will forfeit these options.

NON-QUALIFIED DEFERRED RETIREMENT PLAN FOR DIRECTORS

                  The Bank maintains the Reliance Savings Bank Non-qualified Deferred Retirement Plan for Directors (the "Deferred Retirement Plan"), which became effective June 30, 1994, whereby directors of the Bank can elect to defer receipt of all or any portion of their directors' fees payable in each calendar year (the "Deferred Benefit"). In addition, each director also is eligible to receive a "Service Credit Benefit" upon retirement from active service on the Board of Directors. Each director receives one service credit for each full year of service on the Board of Directors, with a maximum of five service credits. The "Service Credit Benefit" for each director equals $10,000 for each service credit received. Directors Bach, Held, Lynch and Barnharst each have accumulated four years of service under the Deferred Retirement Plan. Director Spicuzza does not participate in the Deferred Retirement Plan. Interest is credited to the account of each director under the Plan for each calendar year at the rate paid by Reliance Savings Bank on 12 month certificates of deposit in effect as of January 1 of that year.

                  The Deferred Benefit and Service Credit Benefit are payable upon the director's termination of service with the Bank. Distributions of the Deferred Benefit and Service Credit Benefit under the Deferred Retirement Plan are made in equal monthly installments over a five-year period commencing the first month after such termination of service; provided, however, that if a director is terminated for cause, all rights such director may have to the Service Credit Benefit will be forfeited. Distributions pursuant to the Deferred Retirement Plan will be made in a lump sum upon termination of service due to death or if such director dies prior to receipt of the entire Deferred Benefit and/or Service Credit Benefit. The distributions also may be accelerated in cases of medical emergency or a showing of good cause demonstrated by the director requesting the acceleration.

                  The Deferred Retirement Plan is administered by Northwestern Mutual Life Insurance Company. The Bank has acquired permanent life insurance policies on the lives of participants in the Deferred Retirement Plan to fund such plan. The cash value of the policies totalled $216,104 at June 30, 1998. The directors have no rights, title or interest in the insurance policies.


--------------------------------------------------------------------------------
               INDEBTEDNESS OF MANAGEMENT AND CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------


                  Current federal law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

                  The Bank's policy provides that all loans or extensions of credit to executive officers and directors are to be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or present other unfavorable features. All loans to executive officers and directors have been made by the Bank in the ordinary course of business and were not made with favorable terms nor involved more than the normal risk of collectability or presented unfavorable features. All loans or extensions of credit to executive officers and directors were current as of June 30, 1998.

                  The Company and the Bank intend that all transactions in the future between the Company and the Bank and executive officers, directors, holders of 10% or more of the shares of any class of common stock of the Company and affiliates thereof, will contain terms no less favorable to the Company or the Bank than could have been obtained by them in arms' length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company or the Bank, as applicable, not having any interest in the transaction.


--------------------------------------------------------------------------------
              PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------


                  The Company's independent auditors for the fiscal year ended June 30, 1998 were Schenck & Associates, S.C. The Board of Directors of the Company has reappointed Schenck & Associates, S.C. to perform the audit of the Company's financial statements for the fiscal year ending June 30, 1999. Representatives of Schenck & Associates, S.C. will be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the Company's shareholders.

                  UNLESS MARKED TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF SCHENCK & ASSOCIATES, S.C. AS THE INDEPENDENT AUDITORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SCHENCK & ASSOCIATES, S.C. AS THE INDEPENDENT AUDITORS OF THE COMPANY.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------


                  Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the shares of Common Stock outstanding, to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. Based upon review of the information provided to the Company, the Company believes that during the fiscal year ended June 30, 1998, officers, directors and greater than ten percent shareholders complied with all Section 16(a) filing requirements.

--------------------------------------------------------------------------------
                SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING
--------------------------------------------------------------------------------


                  Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the 1999 annual meeting of the shareholders of the Company, which is scheduled to be held in October 1999, must be received at the principal executive offices of the Company, 3140 South 27th Street, Milwaukee, Wisconsin 53215, Attention: Carol A. Barnharst, Secretary, no later than May 20, 1999. If such proposal is timely submitted and is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

                  Shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article VII of the Company's Articles of Incorporation, which provides that: (i) with respect to proposals to be brought before an annual meeting, such proposal must be received by the Company not less than 60 days nor more than 90 days prior to the date of the previous year's annual meeting of shareholders, or in the event no annual meeting was held in the previous year, no later than ten days following the date notice of the annual meeting is mailed to shareholders; and (ii) with respect to proposals to be brought before a special meeting, not later than the close of business on the tenth day following the date notice of such special meeting is mailed to shareholders.

                  In accordance with Article VII of the Company's Articles of Incorporation, the advance notice of a proposal described above must set forth certain information, including the shareholder's name and address, as they appear on the Company's record of shareholders, the class and number of shares of the Company Common Stock beneficially owned by such shareholder, a brief description of the proposed business, the reason for considering the business at the shareholder meeting and any material interest of the shareholder in the proposed business. In addition, with respect to nominations for election to the Board of Directors made by a shareholder, in accordance with Article VII of the Company's Articles of Incorporation and Article III of the Company's By-laws, the following information must be provided: (i) the name and address of the shareholder who intends to make the nomination and of the person(s) to be nominated; (ii) a representation that the shareholder is a holder of record of the stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and to nominate the person(s) specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (v) written consent of each nominee to serve as a director of the Company if so elected.


--------------------------------------------------------------------------------
                        OTHER MATTERS WHICH MAY PROPERLY
                         COME BEFORE THE ANNUAL MEETING
--------------------------------------------------------------------------------


                  The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the accompanying Proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                  A COPY OF THE FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1998 HAS BEEN FILED WITH THE SEC AND ACCOMPANIES THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE FORM 10-KSB MAY BE OBTAINED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO RELIANCE BANCSHARES, INC., CAROL
A. BARNHARST, SECRETARY, 3140 SOUTH 27TH STREET, MILWAUKEE, WISCONSIN 53215.




                                        BY ORDER OF THE BOARD OF DIRECTORS,



                                        /s/ Carol A. Barnharst
Milwaukee, Wisconsin                    Carol A. Barnharst
September 25, 1998                      Vice President, Chief Financial Officer,
                                        Secretary and Treasurer















WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                            RELIANCE BANCSHARES, INC.
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 26, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders (the "Annual Meeting") and the Proxy Statement and, revoking any proxy heretofore given, hereby constitutes and appoints Mr. John T. Lynch and Ms. Carol A. Barnharst, and any of the other directors of Reliance Bancshares, Inc. (the "Company"), to represent and to vote, as designated below, all the shares of common stock, $1.00 par value per share ("Common Stock"), of the Company held of record by the undersigned on September 9, 1998, at the Annual Meeting which will be held on October 26, 1998, at 2:00 p.m., Milwaukee time, at the Clarion Hotel & Conference Center, 5311 South Howell Avenue, Milwaukee, Wisconsin, or any adjournments or postponements thereof.

         THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BELOW, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE MATTERS LISTED BELOW. If any other business is presented at the Annual Meeting or any adjournments or postponements thereof, this proxy will be voted by the Board of Directors of the Company in their best judgment. At the present time, the Board of Directors of the Company knows of no other business to be presented at the Annual Meeting.

Please mark your votes as in this example:  [X]


             - DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED -



          RELIANCE BANCSHARES, INC. 1998 ANNUAL MEETING OF SHAREHOLDERS



1.   ELECTION OF DIRECTORS      1 - Allan T. Bach   2 -  O. William Held   [_]  FOR all nominees         [_]  WITHHOLD AUTHORITY
                                                                                listed to the left            to vote for all
                                                                                (except as specified          nominees listed.
                                                                                below.



(Instruction: To withhold authority to vote for any individual nominee,-->
write the number(s) of the nominee(s) in the box provided to the right.)
                                                                       [                                                          ]


2.  RATIFICATION OF THE APPOINTMENT OF SCHENCK &                       [_]   FOR        [_]   AGAINST     [_]   ABSTAIN
    ASSOCIATES, S.C. AS INDEPENDENT AUDITORS OF THE
    COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1999.



3.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
     BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS
     OR POSTPONEMENTS THEREOF.

Check appropriate box                                Date                            No. of Shares
Indicate changes below:                                  -------------------------
Address Change?         [_]   Name Change?  [_]



                                                                                [                                                 ]

                                                                               SIGNATURE(S) IN BOX

                                                                               IMPORTANT: Please sign your name exactly as
                                                                               it appears hereon. When signing as an
                                                                               attorney, administrator, agent, corporation,
                                                                               officer, executor, trustee, guardian or similar
                                                                               position, please add your full title to your
                                                                               signature.  If shares of common stock are
                                                                               held jointly, each holder may sign but only
                                                                               one signature is required.
